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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 29, 2000
                                                    ---------------------------


                     FIRST SECURITY AUTO OWNER TRUST 2000-1
                            FIRST SECURITY BANK, N.A.
             (Exact name of registrant as specified in its charter)


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       United States of America                          333-36730                                87-6248687
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
(State or other Jurisdiction of Incorporation)     (Commission File Number)            (I.R.S. employer Identification No.)

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                            First Security Bank, N.A.
                              79 South Main Street
                           Salt Lake City, Utah 84111
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 801-246-5706

                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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ITEM 5.   OTHER EVENTS

     On June 29, 2000, the registrant issued $263,000,000.00 aggregate principal amount of Class A-1 6.7725% Asset Backed Notes, $493,000,000.00 aggregate principal amount of Class A-2 7.20% Asset Backed Notes, $358,000,000.00 aggregate principal amount of Class A-3 7.30% Asset Backed Notes, $321,300,000.00 aggregate principal amount of Class A-4 7.40% Asset Backed Notes and $75,630,000.00 aggregate principal amount of Class B 7.70% Asset Backed Notes of First Security Auto Owner Trust 2000-1 pursuant to an Indenture dated as of June 29, 2000. The Indenture is attached hereto as Exhibit 99.

EXHIBIT 99     The following is filed as an Exhibit to this Report under
               Exhibit 99.

               Indenture, dated as of June 29, 2000, by and between First Security Auto Owner Trust 2000-1 and The Chase Manhattan Bank, as Indenture Trustee.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SECURITY AUTO OWNER TRUST
                                       2000-1

                                       (Registrant)

Dated: June 29, 2000
                                       By:  First Security Bank, N.A.,
                                            Individually and as Servicer


                                       By: /s/ Brad D. Hardy
                                           -------------------------------------
                                       Name:   Brad D. Hardy
                                       Title:  Authorized Officer



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                                INDEX TO EXHIBITS


                                                                Sequentially
  Exhibit Number                       Exhibit                 Numbered Page
------------------     -------------------------------------  ----------------

99                     Indenture, dated as of June 29, 2000           5